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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2004. The net asset value per share at that date was $27.63 per share. During the quarter, three monthly dividends of $0.175 per share were paid to common shareholders. In addition, three monthly dividends of $0.175 per share were declared and will be paid on October 29, 2004, November 30, 2004 and December 31, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers REIT and Preferred Income Fund had a total return, based on income and change in net asset value, of 7.7%. Based on the market price of the fund's shares, which ended the quarter at $25.14, the fund's total return was 11.0%. (The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value per share.) This compares with the third quarter NAREIT Equity REIT Index(a) total return of 8.2% and the Merrill Lynch Fixed Rate Preferred Index total return of 5.8%. For the nine months ended September 30, 2004, the fund's total return was 10.2% (3.3% based on the fund's market price), compared to NAREIT Equity REIT Index and Merrill Lynch Fixed Rate Preferred Index total returns of 14.2% and 28%, respectively.

    The fund may invest up to 60% and no less than 40% of its assets in both REIT common stocks and corporate preferred securities. This combination pairs the highest yielding common equity sector with the highest yielding fixed income investments outside of the speculative grade, or 'junk,' bond market. It reflects the fund's primary investment objective: high current income. However, a secondary objective of the fund is total return, and we balance the fund's asset mix with that goal in mind. We are pleased to report that, in addition to the monthly dividends the fund has paid, the fund's net asset value per share has appreciated 16% since its inception in June of 2003.

    In the third quarter, REITs enjoyed a very strong rebound from the correction that occurred in the second quarter. In fact, the NAREIT Equity REIT Index went on to reach new highs for the year. Recall that REIT prices fell 19% in April and May amid investor concerns about valuations. Since mid-May REITs have returned 24%.

    What was the impetus for the dramatic REIT recovery? We believe the reason is clear. There is a real economic recovery underway, and it has fostered higher occupancy levels for most property types, higher-than-

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged, market capitalization weighted index composed of 287 members with an average credit rating of A3.

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

expected reported earnings for REITs, higher earnings expectations, and higher real estate asset values. In short, the recovery has ushered in a steady improvement in most every aspect of REIT fundamentals, and this improvement has been reflected in equity prices.

    Preferreds had a somewhat similar, but less dramatic swoon in the second quarter, as well as a shallower but nonetheless noteworthy rebound in the third. The nearly 7% price drop in the second quarter was the largest in the history of the Merrill Lynch Fixed Rate Preferred index, which goes back to 1989. By contrast, the 4.2% price gain in the most recent quarter was among the best quarterly performance figures for that index.

    The volatility in preferred prices over the past few quarters has largely reflected similar movements in the broader bond market. For perspective, the ten-year benchmark Treasury yield, which began the year around 4.25%, touched 3.75% late in the first quarter, then rose to a year-to-date high of 4.80% in mid-June before falling again to end the most recent quarter near 4.10%.

    The economic expansion to date has boosted REIT occupancy levels and pricing power. More cyclical property types -- office, industrial, apartment, hotel and self storage -- demonstrated some of the largest improvements in fundamentals. For example, office REIT occupancy levels were flat in the first quarter but then improved by 0.5% in the second quarter, and industrial occupancies swung from a decline of 0.4% in the first quarter to an increase of 0.7% in the second quarter. Similar strengthening occurred in the apartment and mixed office/industrial segments.

    Commensurate with the fundamental climate, REITs experienced earnings growth in the first quarter that was essentially flat and in-line with consensus expectations. In the second quarter, however, REIT earnings growth accelerated and pulled away from continued subdued expectations. Whereas the consensus expectation for the second quarter called for 1.6% earnings growth across the REIT sector, actual reported earnings instead increased by 3.8%. The more economically sensitive property types experienced the greatest acceleration in earnings growth, and many swung from a year-over-year decline to a year-over-year increase in earnings for the first time in many quarters.

    The jolt in fundamentals has forced many analysts to revise their earnings expectations upward. Just since the end of June, consensus REIT earnings growth expectations for 2005 have increased by 2.9 percentage points, from 6.4% to 9.3%. And again, the more cyclical the sector, the further behind the curve the analysts have been in their estimates for 2005. For example, hotel earnings expectations have increased by 7.8 percentage points, office earnings expectations by 5 percentage points, and mall earnings expectations by 3.3 percentage points since June.

    The fund's best performing REIT investments during the quarter were in the regional mall and health care sectors, which produced total returns of 12.2% and 10.5% respectively, while the worst performing sector for the fund was the office/industrial sector, which had a 0.9% total return. Shopping center companies Cedar Shopping Centers and Ramco-Gershenson Properties Trust were the fund's best performing holdings during the quarter, contributing total returns of 23.6% and 13.5%, respectively. Laggards during the quarter included Mission West

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                                       2





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Properties, a company focused on Silicon Valley research properties, with a total return of -12.6% and CRT Properties, an office REIT with operations in the southern states, that had a total return of -5.7%.

    While nearly every fixed income holding of the fund experienced a rise in value during the quarter, real estate sector preferreds, including those of Forest City Enterprises and Glimcher Realty, were some of the best price performers. In addition, the fund's holdings of non-callable preferreds, which tend to respond more aggressively to rate changes than callable ones -- such as HSBC 10.176% and Dominion Resources 8.4% -- generally performed very well. A credit upgrade of Allmerica Financial also helped those holdings perform well. Laggards over the quarter included the fund's floating-rate New York Community Bancorp issues. In addition to the floating rate structure, New York Community announced a large charge related to the swift upward move in interest rates in the second quarter. The fund's Liberty Media bonds also lagged as a large stock buyback and the Cox Communications leveraged buyout caused some concern about the company maintaining its investment grade ratings.

INVESTMENT OUTLOOK

    For now, it seems that the consensus view of future REIT earnings growth is finally catching up with our own. One implication of the REIT market having now more or less correctly anticipated the improving fundamental picture is that the period of multiple expansion for REITs is likely drawing to a close. This implies to us that returns going forward are likely to be more in accordance with historical norms. For example, with REITs yielding 5.1% at quarter-end, and growth anticipated to be approximately 10% in 2005, the potential total return for REITs would be in line with historical norms over the next 12 months if earnings multiples remain unchanged. In short, we believe the REIT bull market is maturing. Accordingly, it is reasonable to expect that returns going forward are going to be lower than they have been over the last 18 months.

    However, REITs generally are not at peak valuation levels, in our view. On average, our estimates indicate that REITs are trading at about a 6% premium to NAV. This is above the historical average of 2%, but certainly far from the 25% premiums generally associated with past valuation peaks. This NAV premium, if sustained, may actually contribute to REIT earnings growth as companies seeking to issue stock will generally have the ability to do so at a premium to NAV and acquire or develop new assets at par.

    The growing economy and strengthening of balance sheets has continued in our view to improve the credit quality of most preferred issuers. Narrowing credit spreads could continue to help preferreds perform well. A relative paucity of new supply -- somewhat the result of lower borrowing needs amid stronger cash flow funding and delevering -- has also lifted preferred valuations. However, the near-term direction of bond yields, which is vital to preferred pricing, remains somewhat uncertain. That said, the trend over the past few quarters, while erratic, has been toward higher yields over time, and we expect to see that pattern continue. Our view that the economic expansion will continue apace supports this thesis.

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

    Since we believe the potential for rising interest rates remains, we intend to remain defensively postured in our fixed income holdings. Given this stance and our ongoing positive view of REIT fundamentals, we intend to continue to manage the fund with a relatively lower allocation to preferreds than to REITs.

    We believe the fund remains well-positioned to meet its goal of delivering high current income as well as portfolio diversification, considering that REITs and preferreds have low correlations, generally, to other asset classes and to each other. We also believe that the balance of REIT equities and preferreds will continue to provide the potential for attractive income and long-term returns for our shareholders.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman


             JOSEPH M. HARVEY    WILLIAM F. SCAPELL
             JOSEPH M. HARVEY    WILLIAM F. SCAPELL
             Portfolio Manager   Portfolio Manager

-------------------------------------------------------------------------------

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.


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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
--------------------------------------------------------------------------------

                 OUR LEVERAGE STRATEGY (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of September 30, 2004, AMPS represented 33% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 68% of our leverage at an average interest rate of 3.7%, for an average remaining period of 4.2 years (when we first entered into the swaps, the average term was 5.3 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund was recently able to increase its monthly dividend. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage. The swap contracts also provide a modest NAV cushion, as they are assets of the fund that are marked-to-market daily and will rise in value in a rising rate environment.

                          Leverage Facts(a)


Leverage (as % of managed net assets)...................    33%
% Fixed Rate............................................    68%
% Variable Rate.........................................    32%
Average Rate on Swaps...................................   3.7%
Average Term on Swaps...................................   4.2 years
Current Rate on AMPS....................................   1.9%

--------------------------------------------------------------------------------
-------------------
(a) Data as of September 30, 2004. Information is subject to change.

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                                       5



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD(a)
                                                ----------   --------------   ------------
  COMMON STOCK                         84.77%(b)
    DIVERSIFIED                         7.06%
         Capital Trust Class A................      97,400   $    2,834,340       6.19%
         Colonial Properties Trust............     300,000       12,066,000       6.66
         Crescent Real Estate Equities Co.....   1,490,500       23,460,470       9.53
         iStar Financial......................     990,000       40,817,700       6.77
         Vornado Realty Trust.................     239,100       14,986,788       4.53
                                                             --------------
                                                                 94,165,298
                                                             --------------
    HEALTH CARE                        13.04%
         Health Care Property Investors.......   2,900,600       75,415,600       6.42
         Health Care REIT.....................   1,745,600       61,445,120       6.82
         Nationwide Health Properties.........   1,362,200       28,265,650       7.13
         Ventas...............................     335,000        8,683,200       5.02
                                                             --------------
                                                                173,809,570
                                                             --------------
    HOTEL                               2.07%
         Hospitality Properties Trust.........     545,200       23,165,548       6.78
         Strategic Hotel Capital..............     323,800        4,377,776       6.51
                                                             --------------
                                                                 27,543,324
                                                             --------------
    INDUSTRIAL                          4.08%
         First Industrial Realty Trust........   1,472,200       54,324,180       7.43
                                                             --------------
    MORTGAGE                            2.36%
         Newcastle Investment Corp............   1,024,274       31,445,212       7.82
                                                             --------------
    OFFICE                             24.35%
         Arden Realty.........................   1,488,700       48,501,846       6.20
         Brandywine Realty Trust..............     787,800       22,436,544       6.18
         CarrAmerica Realty Corp..............     942,300       30,813,210       6.12
         CRT Properties.......................     290,000        6,220,500       6.53
         Equity Office Properties Trust.......   2,943,300       80,204,925       7.34
         Highwoods Properties.................     910,200       22,400,022       6.91
         HRPT Properties Trust................   1,228,400       13,500,116       7.64
         Mack-Cali Realty Corp................   1,259,500       55,795,850       5.69
         Maguire Properties...................   1,286,100       31,265,091       6.58
         Prentiss Properties Trust............     374,900       13,496,400       6.22
                                                             --------------
                                                                324,634,504
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    OFFICE/INDUSTRIAL                   4.31%
         Liberty Property Trust...............   1,143,300   $   45,549,072       6.12%
         Mission West Properties..............     908,900        9,407,115       9.28
         Reckson Associates Realty Corp.......      87,500        2,515,625       5.91
                                                             --------------
                                                                 57,471,812
                                                             --------------
    RESIDENTIAL -- APARTMENT           13.28%
         AMLI Residential Properties Trust....     590,400       18,036,720       6.28
         Archstone-Smith Trust................   2,324,000       73,531,360       5.44
         Camden Property Trust................     581,800       26,879,160       5.50
         Gables Residential Trust.............   1,186,100       40,505,315       7.06
         Mid-America Apartment Communities....     349,000       13,593,550       6.01
         Town & Country Trust.................     173,400        4,413,030       6.76
                                                             --------------
                                                                176,959,135
                                                             --------------
    SELF STORAGE                        0.65%
         Sovran Self Storage..................     222,200        8,705,796       6.18
                                                             --------------
    SHOPPING CENTER                    13.57%
       COMMUNITY CENTER                 8.10%
         Cedar Shopping Centers...............     400,000        5,580,000       6.45
         Heritage Property Investment Trust...   2,002,300       58,407,091       7.20
         New Plan Excel Realty Trust..........   1,340,500       33,512,500       6.60
         Ramco-Gershenson Properties Trust....     390,000       10,561,200       6.20
                                                             --------------
                                                                108,060,791
                                                             --------------
       REGIONAL MALL                    5.47%
         Glimcher Realty Trust................   2,121,600       51,554,880       7.90
         Macerich Co..........................     215,200       11,468,008       4.58
         Mills Corp...........................     190,200        9,865,674       4.59
                                                             --------------
                                                                 72,888,562
                                                             --------------
         TOTAL SHOPPING CENTER................                  180,949,353
                                                             --------------
              TOTAL COMMON STOCK
                (Identified cost --
                $943,674,848)................                 1,130,008,184
                                                             --------------
  PREFERRED SECURITIES -- $25
   PAR VALUE                           26.14%
    AGRICULTURAL CHEMICALS              0.20%
         Agrium, 8.00% (COPrS)................     107,600        2,715,824       7.92
                                                             --------------

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    AUTOMOTIVE                          1.16%
         DaimlerChrysler, 7.25% (CBTCS).......      23,708   $      600,049       7.15%
         DaimlerChrysler, 7.50% (CBTCS).......      37,300          967,935       7.24
         Delphi Trust I, 8.25%, due 10/15/33,
            Series A..........................     456,100       11,785,624       7.97
         Ford Motor Co., 8.00% (CORTS)........      80,000        2,085,600       7.67
                                                             --------------
                                                                 15,439,208
                                                             --------------
    BANK                                2.49%
         ASBC Capital I, 7.625%, Series A
            (TOPrS)...........................      75,500        2,023,400       7.13
         Cobank ACB, 7.00%, 144A(a)...........     200,000       10,315,960       6.79
         Colonial Capital Trust IV, 7.875%....     310,000        8,292,500       7.36
         Countrywide Capital IV, 6.75%........      71,100        1,793,853       6.70
         First Republic Bank, 6.70%...........     200,000        5,010,000       6.71
         Fleet Capital Trust VII, 7.20%
            Series............................      94,800        2,488,500       6.86
         Fleet Capital Trust VIII, 7.20%
            Series............................      87,900        2,314,407       6.84
         Old Second Bancorp Capital Trust I,
            7.80%.............................      90,000          979,110       7.16
                                                             --------------
                                                                 33,217,730
                                                             --------------
    BANK -- FOREIGN                     1.39%
         Abbey National PLC, 7.375%, Series B.     105,700        2,858,128       6.80
         Abbey National PLC, 7.375%, Series C.     493,264       13,140,553       6.91
         Northern Rock PLC, 8.00%, Series.....      30,000          753,339       7.96
         Royal Bank of Scotland Group, 7.25%,
            Series H..........................      69,300        1,750,518       7.17
                                                             --------------
                                                                 18,502,538
                                                             --------------
    ELECTRIC -- INTEGRATED              1.49%
         EIX Trust I, 7.875%, due 7/26/29,
            Series............................     165,900        4,182,339       7.81
         Energy East Capital Trust I, 8.25%...      61,000        1,628,090       7.72
         Enterprise Capital Trust, 7.44%......      74,200        1,864,646       7.40
         Northern States Power Co., 8.00%,
            Notes (PINES).....................      41,700        1,132,155       7.37
         PSEG Funding Trust II, 8.75%
            Series............................     199,900        5,509,244       7.95
         Puget Sound Energy Capital Trust II,
            8.40% (TOPrS).....................      95,800        2,542,532       7.91
         Southern California Edison, 7.23%,
            due 4/30/07, Series M.............      12,300        1,245,375       7.14
         Virginia Power Capital Trust II,
            7.375%, (TruPS)...................      62,061        1,669,441       6.84
                                                             --------------
                                                                 19,773,822
                                                             --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    FINANCE                             0.91%
       CREDIT CARD                      0.81%
         MBNA Capital, 8.125%, Series D
            (TruPS)...........................     234,100   $    6,250,470       7.60%
         MBNA Capital, 8.10%, Series E
            (TOPrs)...........................     166,300        4,491,763       7.52
                                                             --------------
                                                                 10,742,233
                                                             --------------
       DIVERSIFIED FINANCIAL SERVICES   0.10%
         National Rural Utilities, 7.40%
            (QUICS)...........................      48,300        1,283,814       6.96
                                                             --------------
         TOTAL FINANCE........................                   12,026,047
                                                             --------------
    GAS -- DISTRIBUTION                 3.59%
         Dominion CNG Capital, 8.40%..........      78,700        2,105,225       7.29
         Laclede Capital Trust I, 7.70%
            (TOPrS)...........................      56,300        1,517,285       7.16
         Southern Union Co., 7.55%, Series C..   1,040,000       28,017,600       7.02
         Southwest Gas Capital Trust II,
            7.70%.............................     600,000       16,200,000       7.15
                                                             --------------
                                                                 47,840,110
                                                             --------------
    INSURANCE                           2.20%
       LIFE/HEALTH INSURANCE            0.21%
         Lincoln National Capital V, 7.65%,
            Series E (TruPS)..................      63,700        1,688,050       7.21
         Torchmark Capital Trust I, 7.75%.....      41,000        1,103,720       7.21
                                                             --------------
                                                                  2,791,770
                                                             --------------
       MULTI-LINE                       0.81%
         ING Groep NV, 7.05% Series...........     241,600        6,313,008       6.74
         ING Groep NV, 7.20% Series...........     165,700        4,407,620       6.77
                                                             --------------
                                                                 10,720,628
                                                             --------------
       PROPERTY/CASUALTY                0.99%
         ACE Ltd., 7.80%, Series C............     380,400       10,232,760       7.25
         St. Paul Capital Trust I, 7.60%
            (TruPS)...........................     115,130        3,003,742       7.27
                                                             --------------
                                                                 13,236,502
                                                             --------------
       REINSURANCE -- FOREIGN           0.19%
         RenaissanceRE Holdings Ltd., 8.10%,
            Series A..........................      30,900          829,974       7.56
         RenaissanceRE Holdings Ltd., 7.30%,
            Series B..........................      65,900        1,743,055       6.92
                                                             --------------
                                                                  2,573,029
                                                             --------------
         TOTAL INSURANCE......................                   29,321,929
                                                             --------------

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    MEDIA                               2.11%
       CABLE TELEVISION                 1.28%
         Shaw Communications, 8.45%, Series A
            (COPrS)...........................     199,092   $    5,007,164       8.39%
         Shaw Communications, 8.50%, Series B
            (COPrS)...........................     479,700       12,064,455       8.47
                                                             --------------
                                                                 17,071,619
                                                             --------------
       DIVERSIFIED SERVICES             0.83%
         AOL Time Warner, 7.625%, Series A-1
            (CABCO)...........................     109,900        2,900,261       7.24
         Liberty Media Corp., 8.75% (CBTCS)...     198,500        5,250,325       8.28
         Liberty Media Corp., 8.75% (PPLUS)...     108,745        2,926,328       8.14
                                                             --------------
                                                                 11,076,914
                                                             --------------
         TOTAL MEDIA..........................                   28,148,533
                                                             --------------
    MEDICAL -- HMO                      0.06%
         Aetna, 8.50%, Senior Notes...........      32,000          861,120       7.92
                                                             --------------
    OIL -- EXPLORATION                  1.22%
         Nexen, 7.35%, due 11/1/43, Series B..     608,660       16,306,001       6.87
                                                             --------------
    REAL ESTATE                         7.42%
         Apartment Investment and Management
            Co., 8.00%, Series T..............      93,700        2,335,941       8.02
         Cousins Properties, 7.75%, Series A..     457,500       11,798,925       7.52
         Developers Diversified Realty Corp.,
            8.00%, Series G...................      38,700        1,021,293       7.58
         Forest City Enterprises, 7.375%,
            Senior Notes......................      50,000        1,257,000       7.32
         Glimcher Realty Trust, 8.75%,
            Series F..........................     280,000        7,417,200       8.27
         Glimcher Realty Trust, 8.125%,
            Series G..........................     240,000        6,108,000       7.98
         Health Care REIT, 7.875%, Series D...     100,000        2,534,000       7.77
         Innkeepers USA Trust, 8.00%,
            Series C..........................      88,000        2,226,400       7.91
         iStar Financial, 7.875%, Series E....     400,000       10,076,000       7.82
         iStar Financial, 7.80%, Series F.....     292,400        7,374,328       7.73
         iStar Financial, 7.65%, Series G.....      80,000        2,000,000       7.64
         Kilroy Realty Corp, 7.80%,
            Series E..........................     100,000        2,589,000       7.53
         Maguire Properties, 7.625%,
            Series A..........................     288,900        7,193,610       7.67
         Mid-America Apartment Communities,
            8.30%, Series H...................     690,600       17,796,762       8.07
         Mills Corp., 8.75%, Series E.........     197,600        5,335,200       8.11
         Omega Healthcare Investors, 8.375%,
            Series D..........................     200,000        5,210,000       8.02
         Saul Centers, 8.00%, Series A........      94,400        2,515,760       7.50
         SL Green Realty Corp., 7.625%,
            Series C..........................     100,000        2,563,000       7.45
         SL Green Realty Corp., 7.875%,
            Series D..........................      60,000        1,530,000       7.73
                                                             --------------
                                                                 98,882,419
                                                             --------------

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                                       10

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    TELECOMMUNICATION SERVICES          1.90%
         Centaur Funding Corp., 9.08%(a).. ...      13,908   $   17,412,794       7.25%
         Telephone & Data Systems, 7.60%,
            Series A..........................     197,800        5,208,074       7.22
         United States Cellular Corp., 7.50%,
            due 6/15/34, Series...............     105,000        2,756,250       7.16
                                                             --------------
                                                                 25,377,118
                                                             --------------
              TOTAL PREFERRED SECURITIES --
                $25 PAR VALUE (Identified
                cost -- $337,940,464)........                   348,412,399
                                                             --------------
  PREFERRED SECURITIES --
   CAPITAL TRUST                       32.64%
    BANK                                7.04%
         AgFirst Farm Credit Bank, 7.30%,
            due 10/14/49, 144A................  29,100,000       29,392,455       7.23
         Astoria Capital Trust I, 9.75%,
            due 11/1/29, Series B.............  13,500,000       16,051,500       8.20
         BankBoston Capital Trust II, 7.75%,
            due 12/15/26......................   1,500,000        1,658,877       7.01
         BT Preferred Capital Trust II,
            7.875%, due 2/25/27...............   5,000,000        5,603,045       7.03
         Great Western Financial Trust II,
            8.206%, due 2/1/27, Series A......   5,232,000        5,928,186       7.25
         ML Capital Trust I, 9.875%, due
            3/1/27, Series B..................   1,800,000        2,124,225       8.37
         Republic New York Capital I, 7.75%,
            due 11/15/26 (TruPS)..............   1,000,000        1,099,698       7.05
         Roslyn Preferred Trust FRN, 4.78%,
            due 4/1/32, 144A..................  10,000,000        9,975,000       4.77
         Roslyn Real Estate Asset Corp. FRN,
            4.813%, due 9/30/08, Series D.....         100       10,000,000       4.76
         Sky Financial Capital Trust I, 9.75%,
            due 5/1/30, Series B..............   3,000,000        3,516,000       7.97
         Webster Capital Trust I, 9.36%,
            due 1/29/27, 144A.................   7,300,000        8,420,090       8.11
                                                             --------------
                                                                 93,769,076
                                                             --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    BANK -- FOREIGN                     8.06%
         BNP Paribas Capital Trust V, 7.20%...  19,550,000   $   20,537,685       6.85%
         CA Preferred Fund Trust, 7.00%
            (Eurobond)........................  25,200,000       26,139,733       6.75
         HBOS Capital Funding LP, 6.85%.......  24,000,000       24,614,544       6.68
         HSBC Capital Funding LP, 10.176%.....   9,680,000       14,827,892       6.65
         RBS Capital Trust B, 6.80%...........  20,700,000       21,291,316       6.61
                                                             --------------
                                                                107,411,170
                                                             --------------
    ELECTRIC -- INTEGRATED              2.24%
         Dominion Resources Capital Trust III,
            8.40%, due 1/15/31................  21,732,000       26,687,005       7.80
         DPL Capital Trust, 8.125%, due
            9/1/31............................   3,000,000        3,127,500       7.80
                                                             --------------
                                                                 29,814,505
                                                             --------------
    FINANCE                             4.65%
       CREDIT CARD                      0.52%
         MBNA Capital, 8.278%, due 12/1/26,
            Series A..........................   6,200,000        6,921,767       7.42
                                                             --------------
       DIVERSIFIED FINANCIAL SERVICES   2.08%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)............  27,000,000       27,768,204       7.78
                                                             --------------
       INVESTMENT BANKER/BROKER         1.06%
         Chase Capital I, 7.67%, due
            12/1/06...........................   2,519,000        2,732,387       7.07
         JPM Capital Trust I, 7.54%, due
            1/15/27...........................   3,925,000        4,200,649       7.05
         JPM Capital Trust II, 7.95%, due
            2/27/07...........................   6,400,000        7,146,112       7.12
                                                             --------------
                                                                 14,079,148
                                                             --------------
       MORTGAGE LOAN/BROKER             0.99%
         Countrywide Capital III, 8.05%, due
            6/15/27, Series B (SKIS)..........  11,285,000       13,245,126       6.86
                                                             --------------
         TOTAL FINANCE........................                   62,014,245
                                                             --------------
    FOOD -- DAIRY PRODUCTS              0.79%
         Dairy Farmers of America, 7.875%,
            144A(a)...........................     105,000       10,555,734       7.84
                                                             --------------
    INSURANCE                           8.09%
       BROKERS                          0.17%
         Aon Capital Trust A, 8.205%, due
            1/1/27............................   2,000,000        2,302,776       7.13
                                                             --------------
       LIFE/HEALTH                      0.33%
         AmerUS Capital, 8.85%, due 2/1/27,
            Series A..........................   4,000,000        4,334,580       8.17
                                                             --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
       MULTI-LINE                       5.99%
         AFC Capital Trust I, 8.207%, due
            2/03/27, Series B.................   5,000,000   $    5,000,000       8.21%
         AXA, 7.10%, (Eurobond)...............  26,500,000       27,328,125       6.88
         GenAmerica Capital I, 8.525%, due
            6/30/27...........................  14,000,000       16,256,744       7.35
         USF&G Capital, 8.312%, due 7/01/46...   2,000,000        2,428,220       6.84
         Zurich Capital Trust I, 8.376%, due
            6/01/37...........................  25,212,000       28,860,580       7.32
                                                             --------------
                                                                 79,873,669
                                                             --------------
       PROPERTY/CASUALTY                1.60%
         Oil Casualty Insurance, 8.00%, due
            9/15/34...........................   5,000,000        4,983,265       8.03
         W.R. Berkley Capital Trust, 8.197%,
            due 12/15/45......................  15,100,000       16,399,959       7.55
                                                             --------------
                                                                 21,383,224
                                                             --------------
         TOTAL INSURANCE......................                  107,894,249
                                                             --------------
    PIPELINES                           1.77%
         K N Capital Trust I, 8.56%, due
            4/15/27 (TruPS)...................   9,513,000       11,103,174       7.33
         K N Capital Trust III, 7.63%, due
            4/15/28 (TruPS)...................  11,330,000       12,474,092       6.93
                                                             --------------
                                                                 23,577,266
                                                             --------------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost --
                $421,059,937).................                  435,036,245
                                                             --------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
CORPORATE BOND                             5.74%
    AUTOMOTIVE                             3.97%
         Ford Holdings, 9.30%, due 3/1/30.......   $ 2,500,000        2,858,047
         Ford Motor Co., 9.98%, due 2/15/47.....    14,400,000       17,780,026
         General Motors Corp., 7.375%, due
            5/23/48.............................    19,377,000       18,557,585
         General Motors Corp., 8.25%, due
            7/15/23.............................    13,000,000       13,707,993
                                                                 --------------
                                                                     52,903,651
                                                                 --------------
    DIVERSIFIED FINANCIAL SERVICES         0.38%
         BF Saul Real Estate Investment Trust,
            7.50%, due 3/1/14, 144A.............     5,000,000        5,125,000
                                                                 --------------
    INVESTMENT BANKER/BROKER               0.62%
         NBP Capital Trust III, 7.375%, due
            10/29/49............................     7,900,000        8,231,255
                                                                 --------------

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                                       13

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                    PRINCIPAL
                                                     AMOUNT          VALUE
                                                   -----------   --------------
    MEDIA -- DIVERSIFIED SERVICES          0.77%
         Liberty Media Corp., 8.25%, due
            2/1/30..............................   $ 9,250,000   $   10,295,564
                                                                 --------------
              TOTAL CORPORATE BOND
                (Identified cost -- $72,007,883)                     76,555,470
                                                                 --------------
COMMERCIAL PAPER                           0.24%
         State Street Boston Corp., 1.40%,
            due 10/01/04 (Identified
            cost -- $3,178,000)......                3,178,000        3,178,000
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,777,861,132)............    149.53%                  1,993,190,298(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES........................      0.81%                     10,790,608
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M7, SERIES
  T7, SERIES W7, SERIES TH7, SERIES F7
  (Equivalent to $25,000 per share
  based on 3,280 shares outstanding per
  class), SERIES W28A, SERIES W28B,
  SERIES W28C (Equivalent to $25,000 per
  share based on 2,800 shares
  outstanding per class), AND
  SERIES T28 (Equivalent to $25,000
  per share based on 2,040 shares
  outstanding per class).............    (50.34)%                  (671,000,000)
                                                                 --------------
NET ASSETS APPLICABLE TO COMMON
  SHARES (Equivalent to $27.63 per
  share based on 48,251,666 shares of
  capital stock outstanding).........    100.00%                 $1,332,980,906
                                                                 --------------
                                                                 --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------
  CABCO         Corporate Asset Backed Corporation
  CBTCS         Corporate Backed Trust Certificates
  COPrS         Canadian Origin Preferred Securities
  CORTS         Corporate Backed Trust Securities
  FRN           Floating Rate Note
  PINES         Public Income Notes
  PPLUS         Preferred Plus Trust
  QUICS         Quarterly Income Capital Securities
  SKIS          Subordinated Capital Income Securities
  TOPrS         Trust Originated Preferred Securities
  TruPS         Trust Preferred Securities
--------------------------------------------------------------------------------


-------------------
(a) At September 30, 2004, net unrealized appreciation was $215,329,166 based on cost for federal income tax purposes of $1,777,861,132. This consisted of aggregate gross unrealized appreciation on investments of $217,890,933 and aggregate gross unrealized depreciation on investments of $2,561,767.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at September 30, 2004 are as follows:

                                                                                                      UNREALIZED
                                   NOTIONAL       FIXED      FLOATING RATE(a)                        APPRECIATION/
          COUNTERPARTY              AMOUNT         RATE      (RESET MONTHLY)    TERMINATION DATE    (DEPRECIATION)
--------------------------------  -----------   ----------   ---------------   ------------------   --------------
Royal Bank of Canada............  $58,125,000    3.3980%          1.840%          August 25, 2007    $  (347,903)
Royal Bank of Canada............  $43,250,000    3.4525%        1.77875%       September 16, 2008         (6,077)
UBS AG..........................  $58,125,000    2.8325%          1.840%          August 25, 2006        (15,298)
UBS AG..........................  $58,125,000    3.9900%          1.840%          August 25, 2009       (828,825)
UBS AG..........................  $58,125,000    4.3975%          1.840%          August 25, 2010     (1,644,051)
UBS AG..........................  $58,125,000    4.5950%          1.840%          August 25, 2011     (1,983,048)
Merrill Lynch Derivative
  Products AG...................  $43,625,000    3.3200%         1.8275%         October 22, 2007       (127,098)
Merrill Lynch Derivative
  Products AG...................  $58,500,000    3.2075%          1.670%          October 2, 2008        555,546
Merrill Lynch Derivative
  Products AG...................  $20,000,000    3.4100%          1.750%         January 13, 2009        102,625
                                                                                                     -----------
                                                                                                     $(4,294,129)
                                                                                                     -----------
                                                                                                     -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2004.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                            -----------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03.............                 $1,287,187,821            $26.68
    Net investment income.................  $ 69,605,291                    $ 1.43
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions.......................    58,135,751                      1.21
Distributions from net investment income
  to:
    Common shareholders...................   (75,272,600)                    (1.56)
    Preferred shareholders................    (6,941,791)                    (0.14)
    Increase in net assets from preferred
       offering cost adjustment...........       266,434                      0.01
                                            ------------                    ------
Net increase in net asset value...........                     45,793,085              0.95
                                                           --------------            ------
End of period: 9/30/2004..................                 $1,332,980,906            $27.63
                                                           --------------            ------
                                                           --------------            ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                             AVERAGE ANNUAL TOTAL RETURNS(a)
                       (PERIOD ENDED SEPTEMBER 30, 2004) (UNAUDITED)

                                     SINCE INCEPTION
                  ONE YEAR              (6/27/03)
                  --------              ---------
                   21.54%                 21.16%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

--------------------------------------------------------------------------------
                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
    purchase, from time to time, shares of its common stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at
    cohenandsteers.com, or (iii) on the Securities and Exchange
    Commission's (SEC) Web site at http://www.sec.gov. In
    addition, the fund's proxy voting record for the most recent
    12-month period ended June 30 is available (i) without
    charge upon request, by calling 1-800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

--------------------------------------------------------------------------------
                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about
    its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with
    organizations, such as the fund's transfer agent, that
    assist the fund in carrying out its daily business
    operations. These organizations will use this information
    only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the
    adviser who have a legitimate business need for the
    information.
--------------------------------------------------------------------------------











--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                   FOR TOTAL RETURN:

                   COHEN & STEERS                                        COHEN & STEERS
                 REALTY INCOME FUND                                       REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY
         A, B, C AND I SHARES AVAILABLE                      IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                     FOR TOTAL RETURN:                              FOR CAPITAL APPRECIATION:

                      COHEN & STEERS                                    COHEN & STEERS
                       UTILITY FUND                                    REALTY FOCUS FUND

         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX,                       A, B, C AND I SHARES AVAILABLE
                  CSUIX                                      SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Bonnie Cohen                           FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT -- COMMON SHARES
Richard J. Norman                      Equiserve Trust Company
Director                               250 Royall Street
                                       Canton, MA 02021
Frank K. Ross                          (800) 426-5523
Director
                                       TRANSFER AGENT -- PREFERRED SHARES
Willard H. Smith Jr.                   The Bank of New York
Director                               100 Church Street
                                       New York, NY 10007
Adam Derechin
Vice president and assistant treasurer LEGAL COUNSEL
                                       Simpson Thacher & Bartlett LLP
Joseph M. Harvey                       425 Lexington Avenue
Vice president                         New York, NY 10017

William F. Scapell                     New York Stock Exchange Symbol: RNP
Vice president
                                       Web site: cohenandsteers.com
Lawrence B. Stoller
Assistant secretary

                                       This report is for shareholder
                                       information. This is not
                                       a prospectus intended for use in the
                                       purchase or sale of fund shares. Past
                                       performance is of course no guarantee
                                       of future results and your investment
                                       may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       20

                                           [COHEN & STEERS
                                   REIT AND PREFERRED INCOME LOGO]

                             ---------------------------------------------

                                           QUARTERLY REPORT
                                          SEPTEMBER 30, 2004


COHEN & STEERS
REIT AND PREFERRED INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017